UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trade Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	PLD	New York Stock Exchange
1.375% Notes due 2020	PLD/20	New York Stock Exchange
1.375% Notes due 2021	PLD/21	New York Stock Exchange
3.000% Notes due 2022	PLD/22	New York Stock Exchange
3.375% Notes due 2024	PLD/24	New York Stock Exchange
3.000% Notes due 2026	PLD/26	New York Stock Exchange
2.250% Notes due 2029	PLD/29	New York Stock Exchange
Floating Rate Notes due 2020	PLD/20A	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2019, our talent and compensation committee (the “Compensation Committee”) of our board of directors approved an amended and restated change in control and noncompetition agreement (the “Amended CIC Agreement”) for our chief executive officer, Hamid Moghadam. The Amended CIC Agreement reflects the previously disclosed reduction of Mr. Moghadam’s base salary to $1 and the shift of the remaining amount (up to $999,999) to be paid in equity subject to performance with 4-year vesting. (This change in base salary had no upside to Mr. Moghadam.) Generally, the changes in the Amended CIC Agreement are intended to approximate the same benefits as in the original agreement.

The Amended CIC Agreement was executed on April 30, 2019.

The Amended CIC Agreement has been included herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Change in Control and Noncompetition Agreement, dated April 30, 2019, between Prologis, Inc. and Hamid R. Moghadam

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Change in Control and Noncompetition Agreement, dated April 30, 2019, between Prologis, Inc. and Hamid R. Moghadam

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2019
PROLOGIS, INC.

	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	SVP, Associate General Counsel

Date: May 3, 2019
PROLOGIS, L.P. By: Prologis, Inc., its General Partner

	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	SVP, Associate General Counsel